UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2011

COCA-COLA ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34874	27-2197395
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(678) 260-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Coca-Cola Enterprises, Inc. (the “Company,” “CCE,” “we,” “our,” “us”) is filing this Current Report on Form 8-K to provide a recast of the presentation of the segment information contained in Note 14 of the Notes to Consolidated Financial Statements initially provided in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed on February 14, 2011, as amended by Form 10-K/A filed on February 17, 2011 (collectively, our “2010 Form 10-K”). This revised presentation reflects the recast of certain expenses from our Corporate segment to our Europe operating segment which took effect during the first quarter of 2011.

Beginning in the first quarter of 2011, certain information technology-related expenses incurred in Europe that were previously reported in our Corporate segment are now reported in our Europe operating segment. To provide comparability, we have recast the segment information provided in our 2010 Form 10-K to reflect the movement of these expenses from our Corporate segment to our Europe operating segment. The change in segment measurement had no impact on our historical consolidated financial position, results of operations, or cash flows.

We have updated and revised the items in our 2010 Form 10-K that were impacted by the segment measurement change. We have not otherwise updated our 2010 Form 10-K for any other activities or events occurring after the original filing date. The following summarizes the sections of our 2010 Form 10-K that have been updated from their previous presentation to reflect the segment measurement change:

•	Note 14 – Operating Segment; and

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The following table summarizes the adjusted segment operating income (loss) for the periods presented (in millions):

	Europe	Corporate	Consolidated
2010:
Operating income (loss) – as previously reported	$1,039	$(229)	$810
Recast expenses	(45)	45	-

Operating income (loss) – as adjusted for segment measurement change	994	(184)	810
2009:
Operating income (loss) – as previously reported	$963	$(158)	$805
Recast expenses	(52)	52	-

Operating income (loss) – as adjusted for segment measurement change	911	(106)	805
2008:
Operating income (loss) – as previously reported	$891	$(139)	$752
Recast expenses	(64)	64	-

Operating income (loss) – as adjusted for segment measurement change	827	(75)	752

The recast financial information does not represent a restatement of previously issued financial statements. The Current Report on Form 8-K should be read in conjunction with our Quarterly Report on Form 10-Q for the quarter ended April 1, 2011.

Item 9.01    Financial Statements and Exhibits.

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Financial Statements and Supplementary Data under Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, revised solely to reflect the recast of certain expenses from our Corporate segment to our Europe operating segment.

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part II, Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, revised solely to reflect the recast of certain expenses from our Corporate segment to our Europe operating segment.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES, INC.
(REGISTRANT)

By:	/S/ WILLIAM T. PLYBON
Name:	William T. Plybon
Title:	Vice President, Secretary, and General Counsel

Date: April 29, 2011

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Financial Statements and Supplementary Data under Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, revised solely to reflect the recast of certain expenses from our Corporate segment to our Europe operating segment.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part II, Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, revised solely to reflect the recast of certain expenses from our Corporate segment to our Europe operating segment.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.